Restructuring	12 Months Ended
Dec. 31, 2012
Restructuring And Related Activities Disclosure [Abstract]
Restructuring Charges

NOTE 16

Restructuring Charges

During 2012, the Company recorded $403 million of restructuring charges, net of revisions to prior estimates. The 2012 activity primarily relates to $400 million of restructuring charges recorded in the fourth quarter as the Company committed to undertake a Company-wide restructuring plan designed to contain future operating expenses, adapt parts of the business as more customers transact online or through mobile channels, and provide the resources for additional growth initiatives worldwide. This restructuring initiative is expected to result in the elimination of approximately 5,400 positions. The remaining 2012 activity includes $19 million for several smaller initiatives which were offset by revisions to prior estimates of $(16) million for higher employee redeployments to other positions within the Company and to a lesser extent modifications to existing initiatives.

During 2011, the Company recorded $119 million of restructuring charges, net of revisions to prior estimates. The 2011 activity primarily relates to $105 million of restructuring charges the Company recorded throughout the year to further reduce its operating costs by reorganizing certain operations that occurred across all business units, markets and staff groups. The remaining 2011 activity includes $41 million of employee compensation and lease exit costs related to the facilities consolidation within the Company's global servicing network which were announced in the fourth quarter of 2010. The Company also recorded revisions to prior estimates of $(27) million for higher employee redeployments to other positions within the Company and to a lesser extent modifications to existing initiatives.

During 2010, the Company recorded $96 million of restructuring charges, net of revisions to prior estimates. The 2010 activity primarily relates to a $98 million charge reflecting employee severance obligations to consolidate certain facilities within the Company's global servicing network. As a result of this initiative, approximately 3,200 positions were to be eliminated; however, overall staffing levels were expected to decrease by approximately 400 positions on a net basis as new employees were hired at the locations to which work is being transferred. The remaining 2010 activity includes $25 million of additional charges comprised of several smaller initiatives which were more than offset by revisions to prior estimates of $(27) million for higher employee redeployments to other positions within the Company and to a lesser extent modifications to existing initiatives.

Restructuring charges related to severance obligations are included in salaries and employee benefits in the Company's Consolidated Statements of Income, while charges pertaining to other exit costs are included in occupancy and equipment and other, net expenses.

The following table summarizes the Company's restructuring reserves activity for the years ended December 31, 2012, 2011 and 2010:

(Millions)	Severance(a)	Other(b)	Total
Liability balance as of December 31, 2009	$253	$32	$285
Restructuring charges, net of $27 in revisions(c)	98	(2)	96
Payments	(141)	(14)	(155)
Other non-cash(d)	(11)	―	(11)
Liability balance as of December 31, 2010	199	16	215
Restructuring charges, net of $27 in revisions(c)	96	23	119
Payments	(121)	(8)	(129)
Other non-cash(d)	(4)	(1)	(5)
Liability balance as of December 31, 2011	170	30	200
Restructuring charges, net of $16 in revisions(c)(e)	366	37	403
Payments	(124)	(9)	(133)
Other non-cash(d)	―	―	―
Liability balance as of December 31, 2012(f)	$412	$58	$470

  Accounted for in accordance with GAAP governing the accounting for nonretirement postemployment benefits and for costs associated with exit or disposal activities.
  Other primarily includes facility exit and contract termination costs.
  Revisions primarily relate to higher than anticipated redeployments of displaced employees to other positions within the Company, business changes and modifications to existing initiatives.
  Consists primarily of foreign exchange impacts.
  Net revisions of $16 million were recorded in the Company's reportable operating segments and Corporate & Other as follows: $13 million in USCS, $7 million in ICS, $(5) million in GCS, $4 million in GNMS and $(3) million in Corporate & Other.
  The majority of cash payments related to the remaining restructuring liabilities are expected to be completed in 2014, and to a lesser extent certain contractual long-term severance arrangements and lease obligations are expected to be completed in 2015 and 2019, respectively.

The following table summarizes the Company's restructuring charges, net of revisions, by reportable operating segment and Corporate & Other for the year ended December 31, 2012, and the cumulative amounts relating to the restructuring programs that were in progress during 2012 and initiated at various dates between 2009 and 2012.

		Cumulative Restructuring Expense Incurred To Date On
	2012	In-Progress Restructuring Programs
	Total Restructuring
	Charges, net of
(Millions)	revisions	Severance	Other	Total
USCS	$26	$83	$6	$89
ICS	54	128	1	129
GCS	156	272	17	289
GNMS	25	50	―	50
Corporate & Other	142	106	75	181	(a)
Total	$403	$639	$99	$738	(b)

  Corporate & Other includes certain severance and other charges of $166 million related to Company-wide support functions which were not allocated to the Company's reportable operating segments, as these were corporate initiatives, which is consistent with how such charges were reported internally.
  As of December 31, 2012, the total expenses to be incurred for previously approved restructuring activities that were in progress are not expected to be materially different than the cumulative expenses incurred to date for these programs.